EXECUTION COPY
SECOND AMENDMENT
          SECOND AMENDMENT, dated as of October 17, 2007 (this “Amendment”), to the Credit Agreement, dated as of March 30, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among DELEK US HOLDINGS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN COMMERCIAL PAPER INC., as administrative agent (the “Administrative Agent”), LEHMAN BROTHERS INC., as arranger and joint bookrunner, and JPMorgan Chase Bank, N.A. as documentation agent.
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have made an interim loan credit facility available to the Borrower on the terms set forth in the Credit Agreement;
          WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and
          WHEREAS, the Lenders have agreed to amend the Credit Agreement solely on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
          Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendment to Section 6.6. Section 6.6 of the Credit Agreement is hereby amended by deleting clause (ii) in its entirety and replacing it with the following:
          “(ii) two special dividends in an aggregate amount not to exceed $21,000,000 in 2007.”
          Section 3. Effectiveness. This Amendment shall become effective on the date hereof once the Administrative Agent shall have received the Required Lenders’ consent.
          Section 4. Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed, and are and shall remain in full force and effect, and the Borrower shall continue to be bound by all of such terms and provisions. The amendment provided for herein is limited as specified herein and shall not constitute an amendment or waiver of any provision of the Credit Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the

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“Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
          Section 5. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          Section 6. Governing Law. This Amendment shall in all respects be governed by and construed in accordance with the laws of the State of New York.
          Section 7. Counterparts. This Amendment may be signed in any number of counterparts (including by telecopy), each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by the respective officers thereunto duly authorized as of the year and date first above written.

DELEK US HOLDINGS, INC.

By:	/s/ John P. Colling, Jr.

Name:	John P. Colling, Jr.
Title:	VP & Treasurer

By:	/s/ Edward Morgan

Name:	Edward Morgan
Title:	CFO
Delek US Holdings, Inc. Second Amendment

LEHMAN COMMERCIAL PAPER INC., as
Administrative Agent and Lender

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Authorized Signatory
Delek US Holdings, Inc. Second Amendment

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Timothy B. Fouts
Name: Timothy B. Fouts
Title: Senior Vice President
Delek US Holdings, Inc. Second Amendment